                               POWER OF ATTORNEY

POWER OF ATTORNEY KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which FIRST SUNAMERICA LIFE INSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENT:

REGISTRANT NAME                                                              FILE NO.
---------------                                                              --------
FS Variable Separate Account
                                                       ------------------ / 811-03859

                    SIGNATURE                                            TITLE                               DATE
                    ---------                                            -----                               ----

/s/ MERTON BERNARD AIDINOFF                                            Director                         June 21, 2007
------------------------------------------------
MERTON BERNARD AIDINOFF

/s/ JOHN QUINLAN DOYLE                                          Director and President                  June 21, 2007
------------------------------------------------
JOHN QUINLAN DOYLE

                                                                       Director                                 , 2007
------------------------------------------------
NEIL ANTHONY FAULKNER

/s/ DAVID NEIL FIELDS                                                  Director                         June 21, 2007
------------------------------------------------
DAVID NEIL FIELDS

/s/ KENNETH VINCENT HARKINS                                            Director                         June 21, 2007
------------------------------------------------
KENNETH VINCENT HARKINS

/s/ CHARLES DANGELO                                                    Director                         June 21, 2007
------------------------------------------------
CHARLES DANGELO

/s/ DAVID LAWRENCE HERZOG                                              Director                         June 21, 2007
------------------------------------------------
DAVID LAWRENCE HERZOG

/s/ ROBERT EDWARD LEWIS                                                Director                         June 21, 2007
------------------------------------------------
ROBERT EDWARD LEWIS

/s/ KRISTIAN PHILIP MOOR                                         Director and Chairman                  June 21, 2007
------------------------------------------------
KRISTIAN PHILIP MOOR

/s/ WIN JAY NEUGER                                                     Director                         June 21, 2007
------------------------------------------------
WIN JAY NEUGER

/s/ ROBERT S. SCHIMEK                                Director, Senior Vice President and Treasurer      June 21, 2007
------------------------------------------------
ROBERT S. SCHIMEK

/s/ NICHOLAS SHAW TYLER                                                Director                         June 21, 2007
------------------------------------------------
NICHOLAS SHAW TYLER

/s/ NICHOLAS CHARLES WALSH                                             Director                         June 21, 2007
------------------------------------------------
NICHOLAS CHARLES WALSH